(2/28/97)

                                                February 00, 1997


Report to Fellow Shareholders:

    The past year was marked by stability in short-term interest rates as the Federal Reserve Board (Fed) lowered its Fed Funds target rate near the end of January, 1996 by .25% to 5.25% and kept it unchanged through 1996. The economy grew at a reasonable pace with U.S. Gross Domestic Product increasing at an estimated 2.5% while inflation measured by the Consumer Price Index (CPI) rose by a manageable 3.31%. Generally, most economic indicators showed a steadily growing economy without large increases in the prices of goods and services which may have persuaded the Fed to maintain Fed Funds at their current rate.

    Nicholas Money Market Fund's (the "Fund") weighted average maturity at year-end December 31, 1996 was 34 days. The Fund's 7-day effective yield fell from 5.53% at December 31, 1995 to 5.13% by year end 1996. The majority of the Fund's assets are invested in high quality short-term commercial paper. The Fund's yieldis increased by management's aggressive stance in keeping operating costs low. For the year ended December 31, 1996
Nicholas Money Market Fund ranked above the average for total return among the 812 taxable money funds tracked by the IBC's Money Market Insight, a service of IBC Financial Data, Inc.*

                              Yields as of        Yield as of
                                12/31/96            12/31/95
                              ------------        -----------

      Current 7-Day*             5.01%               5.55%
      Effective 7-Day*           5.13%               5.71%
      Current one year*          5.02%               5.83%
      Effective one year*        5.14%               3.90%

      *The current yield represents the annualized net investment income per share for the stated time periods. The effective yield assumes compounding. All performance and ranking data are historical and do not represent future results.

    In the Fed's first session of 1997 the board again left the Fed Fund rate unchanged as the CPI rose by a scant 0.10% in
January. However, recently Federal Reserve Chairman Alan Greenspan has expressed concern about what he believes are overvalued stock and bond markets and the "temporary" factors which currently are holding down inflation. His perspective on the economy suggests he is considering a preemptive tightening (rate increase) perhaps as early as late March to combat signs of higher inflation. Still, despite possible movement by the Fed, we do not see any major short-term interest rate changes for the remainder of 1997.


                                /S/ Albert O. Nicholas
                                ----------------------
                                    Albert O. Nicholas

Statement of Net Assets
December 31, 1996
--------------------------------------------------------------------

                                                                          Yield to       Amortized
  Principal                                                  Maturity     Maturity          Cost
   Amount                                                      Date      (Note 1(b))    (Note 1(a))
-------------                                              ------------- ----------- ------------------
COMMERCIAL PAPER - 91.2%

$    650,000  Fiserv, Inc.                                     01/02/97        5.74%      $    650,000
   2,400,000  General Motors Acceptance Corporation            01/02/97        5.49%         2,400,000
     430,000  LOCAP, Inc.                                      01/02/97        7.35%           430,000
   2,875,000  AMCORE Financial, Inc.                           01/03/97        5.57%         2,874,565
     565,000  Brown-Forman Corporation                         01/03/97        6.64%           564,897
   2,775,000  American General Finance Corporation             01/06/97        5.43%         2,773,363
   1,300,000  Rexam plc                                        01/06/97        5.48%         1,299,224
   3,075,000  Fiserv, Inc.                                     01/07/97        5.63%         3,072,651
   2,000,000  American Brands, Inc.                            01/08/97        5.45%         1,998,220
   2,900,000  Bear Stearns Companies, Inc. (The)               01/08/97        5.44%         2,897,429
     268,000  American Brands, Inc.                            01/09/97        5.52%           267,719
   5,150,000  Hitachi Credit America Corporation               01/09/97        5.47%         5,144,653
   1,000,000  Mosinee Paper Corporation                        01/09/97        5.61%           998,931
   2,185,000  American Express Credit Corporation              01/10/97        5.44%         2,182,417
   2,750,000  American General Finance Corporation             01/10/97        5.51%         2,746,700
     119,000  Frontier Corporation                             01/10/97        5.70%           118,852
   2,900,000  Frontier Corporation                             01/10/97        5.65%         2,896,423
   4,400,000  Ford Motor Credit Company                        01/13/97        5.43%         4,392,861
   1,800,000  American Brands, Inc.                            01/14/97        5.46%         1,796,814
   2,600,000  General Electric Capital Corporation             01/14/97        5.53%         2,595,303
     200,000  Hitachi Credit America Corporation               01/14/97        5.70%           199,627
   2,850,000  Bear Stearns Companies, Inc. (The)               01/15/97        5.51%         2,844,443
   2,125,000  Fiserv, Inc.                                     01/15/97        5.68%         2,120,741
   4,100,000  Sandoz Corporation                               01/16/97        5.46%         4,091,470
   1,050,000  Sears Roebuck Acceptance Corporation             01/16/97        5.47%         1,047,828
   1,000,000  Mosinee Paper Corporation                        01/17/97        5.63%           997,708
   1,850,000  Rexam plc                                        01/17/97        5.46%         1,845,899
   1,450,000  Sears Roebuck Acceptance Corporation             01/17/97        5.51%         1,446,738
     200,000  Weyerhauser Real Estate Company                  01/17/97        5.70%           199,533
   3,650,000  American Express Credit Corporation              01/21/97        5.46%         3,639,771
   2,500,000  Dover Corporation                                01/21/97        5.60%         2,492,743
   2,500,000  Coca-Cola Enterprises, Inc.                      01/22/97        5.53%         2,492,472
   1,500,000  General Motors Acceptance Corporation            01/22/97        5.45%         1,495,558
   1,200,000  Heller Financial, Inc.                           01/22/97        5.58%         1,196,360
     300,000  Weyerhauser Real Estate Company                  01/22/97        5.61%           299,083
   3,400,000  BHP Finance (USA), Inc.                          01/23/97        5.45%         3,389,429
   2,400,000  BHP Finance (USA), Inc.                          01/23/97        5.46%         2,392,538
   1,000,000  Electronic Data Systems Corporation              01/23/97        5.49%           996,862
   3,400,000  Heller Financial, Inc.                           01/24/97        5.49%         3,388,842
     700,000  Mosinee Paper Corporation                        01/24/97        5.72%           697,604
     400,000  Sandoz Corporation                               01/24/97        5.51%           398,680
   1,450,000  Coca-Cola Enterprises, Inc.                      01/27/97        5.55%         1,444,532
   2,175,000  General Electric Capital Corporation             01/27/97        5.51%         2,166,844
   3,675,000  LOCAP, Inc.                                      01/28/97        5.53%         3,660,668
   1,300,000  CS First Boston, Inc.                            01/29/97        5.47%         1,294,793
   2,025,000  Rexam plc                                        01/29/97        5.47%         2,016,920
   1,750,000  Mosinee Paper Corporation                        01/30/97        5.72%         1,742,378
   1,550,000  Sears Roebuck Acceptance Corporation             01/30/97        5.56%         1,543,430
   2,030,000  General Motors Acceptance Corporation            01/31/97        5.48%         2,021,235
   4,000,000  Weyerhauser Real Estate Company                  02/03/97        5.71%         3,980,089
   1,400,000  Weyerhauser Real Estate Company                  02/04/97        5.71%         1,392,813
     350,000  Southwestern Bell Telephone Company              02/07/97        5.69%           348,050
   1,550,000  Mosinee Paper Corporation                        02/10/97        5.73%         1,540,597
     426,000  Frontier Corporation                             02/11/97        5.58%           423,420
     500,000  McGraw-Hill Companies (The)                      02/11/97        5.62%           496,944
   1,000,000  AMCORE Financial, Inc.                           02/13/97        5.82%           993,350
   2,175,000  CS First Boston, Inc.                            02/18/97        5.48%         2,159,808
   1,000,000  B.A.T Capital Corporation                        02/19/97        5.56%           992,760
     461,000  Hitachi Credit America Corporation               02/27/97        5.59%           457,092
     143,000  McGraw-Hill Companies (The)                      03/24/97        5.61%           141,246
                                                                                     ------------------
                   TOTAL COMMERCIAL PAPER                                                  108,591,920
                                                                                     ------------------

VARIABLE RATE SECURITIES - 9.2%

   5,000,000  Anchor National Life Funding Agreement (1)(2)    01/02/97        5.86%         5,000,000
         988  Johnson Controls, Inc. (1)                       01/02/97        5.49%               988
   1,000,000  General Electric Capital Corporation             01/07/97        5.51%         1,000,000
   5,000,000  Morgan Stanley Group, Inc. (1)                   01/15/98        5.75%         5,000,000
                                                                                     ------------------
                   TOTAL VARIABLE RATE SECURITIES                                           11,000,988
                                                                                     ------------------
                   TOTAL INVESTMENTS                                                       119,592,908
                                                                                     ------------------
                   LIABILITIES, NET OF CASH AND RECEIVABLES (0.4%)                            (520,836)
                                                                                     ------------------
                   TOTAL NET ASSETS (Basis of percentages disclosed above)                 119,072,072
                                                                                     ==================

                   NET ASSET VALUE PER SHARE($.0001 par value, 3,000,000,000
                    shares authorized), offering price and redemption price
                    ($119,072,072 / 119,072,072 shares outstanding)                              $1.00
                                                                                     ==================

(1) These securities are subject to a demand feature as defined by the Securities and Exchange Commission.
(2) Not readily marketable for a 90 day period.


             The accompanying notes to financial statements are an
                        integral part of this statement.

Statement of Operations
For the year ended December 31, 1996
--------------------------------------------------------------------

INCOME:
   Interest...........................................    $6,242,539

EXPENSES:
   Management fee (Note 2)............................       338,132
   Transfer agent fees................................       101,159
   Registration fees..................................        45,035
   Legal fees.........................................        24,978
   Postage............................................        19,975
   Audit and tax consulting fees......................        18,400
   Custodian fees.....................................         9,267
   Directors' fees....................................         9,000
   Printing...........................................         7,071
   Insurance..........................................         3,613
   Telephone..........................................         3,016
   Other operating expenses...........................         2,358
                                                        ------------
                                                             582,004
                                                        ------------
   Net investment income..............................    $5,660,535
                                                        ------------
                                                        ------------



             The accompanying notes to financial statements are an
                         integral part of this statement.

Statements of Changes in Net Assets
For the years ended December 31, 1996 and 1995
--------------------------------------------------------------------------

                                                                       1996             1995

                                                                   ------------     ------------
OPERATIONS:
    Net investment income......................................    $  5,660,535     $  6,083,716

DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net investment income
      ($0.050 and $0.055 per share, respectively)..............      (5,660,535)      (6,083,716)
                                                                     ----------      -----------

             Increase in net assets
               from investment activities......................         --               --
                                                                   ------------     ------------

CAPITAL SHARE TRANSACTIONS (all at $1.00 per share):
    Proceeds from shares issued................................     100,165,861      125,452,082
    Net asset value of shares issued in distributions from net
      investment income........................................       5,498,057        5,909,339
    Cost of shares redeemed....................................     (98,430,057)    (137,608,434)
                                                                   ------------     ------------

             Increase (decrease) in net assets derived from
               capital share transactions......................       7,233,861       (6,247,013)
                                                                   ------------     ------------
             Total increase (decrease) in net assets...........       7,233,861       (6,247,013)
                                                                   ------------     ------------
NET ASSETS, at the beginning of the period.....................     111,838,211      118,085,224
                                                                   ------------     ------------

NET ASSETS, at the end of the period...........................    $119,072,072     $111,838,211
                                                                   ------------     ------------
                                                                   ------------     ------------


             The accompanying notes to financial statements are an
                       integral part of these statements.

Financial Highlights
(For a share outstanding throughout each year)


                                                                       Year ended December 31,
                                                  ---------------------------------------------------------------
                                                  1996          1995        1994      1993       1992
                                                  ----          ----        ----      ----       ----
NET ASSET VALUE, BEGINNING OF PERIOD             $1.00         $1.00       $1.00     $1.00      $1.00

  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................      0.050         0.055       0.038     0.027      0.033
                                                  -----         -----       -----     -----      -----

  LESS DISTRIBUTIONS:
  Dividends (from net
     investment income).....................     (0.050)       (0.055)     (0.038)   (0.027)    (0.033)
                                                  -----         -----       -----     -----      -----


NET ASSET VALUE, END OF PERIOD..............     $1.00         $1.00       $1.00     $1.00      $1.00
                                                  -----         -----       -----     -----      -----
                                                  -----         -----       -----     -----      -----

TOTAL RETURN................................     5.14%         5.64%       3.90%     2.71%      3.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)........    $119.1        $111.8      $118.1    $122.5     $138.7

Ratio of expenses to average net assets           .52%          .51%        .53%      .54%       .54%

Ratio of net investment income
  to average net assets                          5.02%         5.50%       3.83%     2.67%      3.30%



               The accompanying notes to financial statements are an
                         integral part of these statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1996

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -

     The Nicholas Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end diversified investment company. The primary objective of the Fund is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity. The following is a summary of significant accounting policies followed by the Fund.

(a) Securities held by the Fund, which are purchased at a discount or premium, are valued on the basis of amortized cost, done on a straight line method which is not materially different than the level yield method. Amortized cost approximates market value and does not take into account unrealized gains or losses or the impact of fluctuating interest rates. Variable rate instruments purchased at par are valued at cost which approximates market value.
Investment transactions are accounted for on the trade date.

(b) Yield to maturity is calculated at date of purchase for commercial paper. For variable rate securities, the yield to maturity is calculated based on current interest rate and payment frequency.

(c) The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and purchases investments which have maturities of 397 days or less.
As of December 31, 1996, the Fund's dollar-weighted average portfolio maturity was 34 days. Days to maturity on variable rate securities are based on the number of days until the interest reset date or demand feature, whichever is longer.

(d) It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

(e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.


(2)  INVESTMENT ADVISER AND MANAGEMENT AGREEMENT -

     The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the investment adviser at an annual rate of .30 of 1% of the daily average net asset value of the Fund. The adviser will reimburse the Fund if total operating expenses (other than the management fee) incurred by the Fund exceed
 .50 of 1% of the average net assets for the year. At December 31, 1996, the Fund owed Nicholas Company, Inc. $30,062 for advisory services.

Report of Independent Public Accountants
-------------------------------------------------------------------------

To the Shareholders and Board of Directors of Nicholas Money Market Fund, Inc.:

     We have audited the accompanying statement of net assets of NICHOLAS MONEY MARKET FUND, INC. (a Maryland corporation), as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas Money Market Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                           ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
January 24, 1997.


                      OFFICERS AND DIRECTORS

                        ALBERT O. NICHOLAS
                     President,  and Director

                        FREDERICK F. HANSEN
                             Director

                         JAY H. ROBERTSON
                             Director

                         MELVIN L. SCHULTZ
                             Director

                         DAVID L. JOHNSON
                     Executive Vice President

                         THOMAS J. SAEGER
              Executive Vice President and Secretary

                          JEFFREY T. MAY
                 Senior Vice President and Treasurer

                         DAVID O. NICHOLAS
                          Vice President

                         LYNN S. NICHOLAS
                          Vice President

                         KATHLEEN A. EVANS
                          Vice President

                         CANDACE L. LESAK
                          Vice President
                   Custodian and Transfer Agent

                       FIRSTAR TRUST COMPANY
                             Milwaukee
                          (414) 276-0535

                              COUNSEL
                     MICHAEL, BEST & FRIEDRICH
                             Milwaukee

                             AUDITORS
                        ARTHUR ANDERSEN LLP
                             Milwaukee


Member of
100% No-Load (TM)
Mutual Fund Council

  This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective
                            prospectus.